UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

CONTANGO SILVER & GOLD INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska (Address of principal executive offices)		99701 (Zip Code)

Registrant’s Telephone Number, including area code: (907) 888-4273

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 22, 2026, Contango Silver & Gold Inc. (the “Company” or “Contango”) made available a new corporate presentation. A copy of this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company’s website at www.contangoore.com.

The Company’s presentation furnished as Exhibit 99.2 to this Current Report contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP financial measures are not included in the furnished presentation due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures. In addition, certain of the non-GAAP financial measures have been prepared by Kinross Gold Corporation, the Company’s partner in, and the manager of, Peak Gold, LLC, a joint venture company in which the Company currently holds a 30% interest, and are based on International Financial Reporting Standards (“IFRS”) accounting standards and detailed information to which the Company has not had access to at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

The information included herein and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On September 22, 2026, Contango announced that it had completed its Technical Report Summary, with an effective date of September 11, 2026 (the “TRS”), on the Kitsault Valley Project (the “Project”) in accordance with the mining property disclosure rules specified in subpart 1300 of Regulation S-K. A copy of the TRS is filed as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the TRS does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the TRS attached hereto as Exhibit 96.1.

Cautionary Note Regarding Mineral Resources

Mineral resources are not mineral reserves and do not have demonstrated economic viability. No measured mineral resources or mineral reserves are reported for the Project. The estimate is intended to support continued evaluation of potential underground extraction and does not establish a mine development decision. Indicated mineral resources have a lower level of confidence than measured mineral resources, and inferred mineral resources have a lower level of confidence than indicated mineral resources; inferred mineral resources cannot be assumed to be converted to indicated or measured mineral resources or to mineral reserves, and actual upgrading depends on future drilling, sampling, metallurgical, engineering, environmental, permitting and economic results and is not assured.

The mineral resource estimate is subject to material uncertainties including local geological and grade continuity, high-grade sample influence, historical data and mined-out geometry, density variability, metallurgical response and product quality, mining dimensions and ground conditions, access and infrastructure requirements, water and waste management, permitting, and commodity-price and operating-cost assumptions.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of various transactions and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

This Current Report on Form 8-K and the exhibits thereto contain forward-looking information and forward-looking statements within the meaning of applicable U.S. and Canadian securities laws (“Forward-looking Statements”). These include statements regarding Contango’s plans and expectations for its properties and operations, the content within future annual filings, operations in respect of Contango mineral properties and any benefits of investment in Contango, including the timing and scope of exploration, drilling, development and permitting activities; the timing and anticipated results of mineral resource estimates, technical studies and related filings; and anticipated production, costs, capital expenditures and cash flows.

The Forward-looking Statements regarding Contango are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 and applicable safe harbor provisions under Canadian securities laws, in each case to the extent available. The Forward-looking Statements are based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking.

Material assumptions underlying the Forward-looking Statements include the reliability of current mineral resource and mineral reserve estimates; the timely receipt and maintenance of required permits and approvals; the availability of financing, personnel, contractors and equipment as needed; continued access to transportation and third-party processing facilities; and the performance of joint venture partners and contractors in accordance with their obligations. Management considers these assumptions reasonable as of the date of this Current Report on Form 8-K, but they may prove to be incorrect.

Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves and mining, transporting and processing ore); risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; Contango’s limited control over the Peak Gold JV and its reliance on Kinross and its subsidiaries, including the availability and performance of the Fort Knox processing facilities; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources and mineral reserves; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; Contango’s ability to service its indebtedness and comply with financing covenants; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions and integration risks associated with the acquisition of Dolly Varden Silver Corporation; inability of Contango’s management team to execute its plans to meet its goals; the extent of disruptions caused by public health emergencies; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of political or regulatory changes in the United States or Canada or the inability to obtain or maintain mining permits.

Additional information on these and other factors which could affect Contango’s operations or financial results is included under “Risk Factors” and elsewhere in Contango’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission and applicable Canadian securities regulatory authorities, available on EDGAR and SEDAR+, respectively. Readers are cautioned not to place undue reliance on Forward-looking Statements, which are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made and speak only as of the date of this press release, unless otherwise indicated. Contango does not assume any obligation to publicly update or revise Forward-looking Statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Dave Larimer, CPG.
96.1	Technical Report Summary, dated September 21, 2026, with an effective date of September 11, 2026.
99.1	Press Release of the Company, dated September 22, 2026.
99.2	Corporate Presentation, dated September 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO SILVER & GOLD INC.

Date:	September 22, 2026	By:	/s/ Mike Clark
Name: Mike Clark
Title: Chief Financial Officer and Secretary